DSS AmericaFirst Total Return Bond Fund

Class A: DGQAX Class U: DGQUX Class I: DGQIX

DSS AmericaFirst Income Fund

Class A: AFPAX Class U: AFPUX Class I: AFPIX

DSS AmericaFirst Monthly Risk-On Risk-Off Fund

Class A: ABRFX Class U: ABRUX Class I: ABRWX

DSS AmericaFirst Alpha Trends Factor Fund

Class A: SBQAX Class U: SBQUX Class I: SBQIX

PROSPECTUS

NOVEMBER 1, 2024

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY - DSS AMERICAFIRST TOTAL RETURN BOND FUND	1
FUND SUMMARY - DSS AMERICAFIRST INCOME FUND	5
FUND SUMMARY - DSS AMERICAFIRST MONTHLY RISK-ON RISK-OFF FUND	10
FUND SUMMARY - DSS AMERICAFIRST ALPHA TRENDS FACTOR FUND	15
ADDITIONAL INFORMATION ABOUT THE FUNDS'
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	20
PRINCIPAL INVESTMENT RISKS	23
HOW TO BUY SHARES	28
HOW TO REDEEM SHARES	32
HOW TO EXCHANGE SHARES	33
DISTRIBUTION PLANS	34
VALUING FUND ASSETS	34
DIVIDENDS, DISTRIBUTIONS AND TAXES	35
MANAGEMENT	36
FINANCIAL HIGHLIGHTS	38
FOR MORE INFORMATION	Back Cover

FUND SUMMARY – DSS AMERICAFIRST TOTAL RETURN BOND FUND

Investment Objective:

The Fund seeks to achieve total return from income and capital gains.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class U	Class I
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	8.42%	8.43%	8.44%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses (1)	9.19%	9.95%	8.96%
Fee Waiver and Reimbursement (2)	(8.58)%	(9.34)%	(8.35)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.61%	0.61%	0.61%

(1)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (i.e. acquired fund fees and expenses).
(2)	The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) specialized pricing services, (vii) proxy costs not borne by the Advisor or another party, (viii) unusual or unanticipated audit costs, (ix) change in service provider transition expenses, and (x) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 0.59%, 0.59% and 0.59% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least through October 31, 2025. During its first year, this agreement may be terminated only by the Fund’s Board of Trustees on written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the date fees have been waived or reimbursed). The Fund may only make a recoupment payment to the Advisor if such payment does not cause the Fund’s expense ratio (after the recoupment payment is taken into account) to exceed the lesser of (i) the expense limit at the time of the waiver and reimbursement, and (ii) the Fund’s then-current expense limit.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$559	$2,306	$3,910	$7,368
Class U	$311	$2,237	$3,978	$7,629
Class I	$62	$1,860	$3,517	$7,121

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

1

These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117.53% of the average value of the portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. The Fund defines bonds as debt instruments and exchange-traded funds that primarily invest in debt instruments, as well as forwards, options, options on futures, futures, and swaps on the preceding debt instruments and exchange-traded funds that primarily invest in debt instruments. However, derivatives are not presently a principal investment strategy of the Fund. The Fund invests primarily in U.S. dollar denominated investment grade securities of any maturity as well as in exchange-traded funds (“ETFs”) that primarily invest within the preceding restrictions. The Fund does not have a portfolio level average maturity target. The Fund defines investment grade securities as those that are rated, at the time of purchase, BBB- or higher by Standard & Poor’s Ratings Group (“S&P”), or other nationally recognized statistical rating agency (NRSRO), or, if unrated, determined to be of comparable quality. The Fund may invest up to 20% of its assets in below investment grade securities, commonly known as junk bonds. Additionally, the Fund may invest up to 20% of its assets in non-dollar denominated securities. Generally, the Fund purchases individual debt securities or purchases an ETF that is representative of a certain group of debt securities, such as U.S. Government debt.

The Fund’s investment advisor, AmericaFirst Wealth Management, Inc., seeks to achieve the Fund’s investment objective by investing primarily in U.S. Government securities and ETFs that invest primarily in investment grade corporate debt. Debt security selection represents the culmination of the Advisor’s best efforts to seek to assure that the Fund generates interest income and capital gains. The Advisor seeks to meet this goal by searching for areas of the debt markets that it believes are undervalued. The identification process includes an outlook on macro-economic factors, interest rates, credit risk, and quantitative trend measures. A primary quantitative trend measure used by the Advisor is moving average analysis. When interest rates move above or below short- or long-term moving averages, or if short- and long-term moving averages cross, these can impact the Advisor’s decisions to buy or sell. The allocation to securities with particular characteristics varies based on the Advisor’s economic views which may include, but are not limited to, inflation, economic growth and Federal Reserve Board monetary policy. The Advisor allocates assets away from U.S. Government securities when it believes a different sector offers a combination of yield and potential capital gains that is more attractive than U.S. Government securities of similar maturity. The Advisor generally sells a security in anticipation of market declines, credit downgrades, or to purchase other securities that the Advisor believes may perform better.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Credit Risk. There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.
•	Debt Securities Risk. When the Fund invests in debt securities the value of your investment in the Fund will fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Convertible debt is a hybrid security that has characteristics of both debt and equity securities and is subject to risks associated with both debt and equity securities.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
•	Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default and are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. If they become illiquid, the market price for these bonds could decrease and reduce the Fund's share price.
•	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results. Because the Fund has no limit on average portfolio maturity the Fund will be more sensitive to interest rate risk when the portfolio manager selects a relatively long portfolio maturity.
•	ETF Risk. When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
2

•	Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of non-dollar denominated foreign securities is also affected by the value of the local currency relative to the U.S. dollar. Foreign exchange rates may be volatile.
•	U.S. Government Securities Risk. The credit rating of U.S. Government debt is subject to credit rating downgrades, which may harm security prices. Certain securities purchased by the Fund, such as government agency debt, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. Treasury will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.
•	Tracking Risk. Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
•	Turnover Risk. Because the Fund may realign its holdings frequently, the Fund may have high portfolio turnover rates (significantly in excess of 100%). Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
•	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the last ten full calendar years. The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index. Prior to November 1, 2024, the Fund followed a different investment strategy. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-217-8501.

Performance Bar Chart For Calendar Years Ended December 31

3

Best Quarter:	Dec-20	10.84%
Worst Quarter:	Sep-21	-22.82%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2024, was 8.92%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

Class A Shares	One Year	Five Years	Ten Years
Return before taxes	-8.72%	-2.89%	-3.36%
Return after taxes on distributions	-8.72%	-2.89%	-3.81%
Return after taxes on distributions and sale of Fund shares	-5.16%	-2.17%	-2.56%
Class I Shares
Return before taxes	-3.50%	-1.39%	-2.23%
Class U Shares
Return before taxes	-6.87%	-2.88%	-3.61%
Bloomberg US Aggregate Bond Index (1) (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Lipper Alternative Long/Short Equity Funds Index (2) (reflects no deduction for taxes)	10.17%	6.25%	3.65%

(1)	The Fund’s primary broad-based securities market index was changed to reflect the Fund’s new investment strategy. The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade bond market securities, including government, government agency, corporate and mortgage-backed securities and includes the reinvestment of interest.
(2)	The Fund’s prior primary broad-based securities market index was the Lipper Alternative Long/Short Equity Fund Index, which is an equal-dollar-weighted index of the largest mutual funds within Lipper’s Long/Short Equity classification, which is defined as those funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor: AmericaFirst Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager: Daniel Lew, CFA®, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. He has served the Fund in this capacity since May 2023 and is primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in these share classes is $50. For Class I shares, the minimum initial investment is $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

fund summary – DSS AMERICAFIRST income fund

Investment Objective:

The Fund seeks a high rate of current income with less volatility than common stocks as measured by the standard deviation. The Fund seeks total return as a secondary investment objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	2.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class U	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.00%
Other Expenses	1.44%	1.40%	1.43%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses (2)	2.97%	3.68%	2.71%
Fee Waiver (3)	(0.35)%	(0.56)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver	2.62%	3.12%	2.50%

(1)	Presented at maximum amount.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (i.e. acquired fund fees and expenses).
(3)	The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 2.20%, 2.70% and 2.08% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least through October 31, 2025. During its first year, this agreement may be terminated only by the Fund’s Board of Trustees on written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the date fees have been waived or reimbursed). The Fund may only make a recoupment payment to the Advisor if such payment does not cause the Fund’s expense ratio (after the recoupment payment is taken into account) to exceed the lesser of (i) the expense limit at the time of the waiver and reimbursement, and (ii) the Fund’s then-current expense limit.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$655	$1,250	$1,870	$3,534
Class U	$509	$1,253	$2,018	$4,019
Class I	$253	$821	$1,416	$3,026

5

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155.61% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to provide investors with a stream of income through dividends and interest; and total return through capital appreciation, together, with lower volatility than the overall stock market. To achieve this goal, the Fund’s Advisor employs a comprehensive approach incorporating screening, macroeconomic analysis, fundamental analysis and technical analysis. Securities that the Fund invests in may include (but are not limited to) stocks, preferred stocks, master limited partnerships (“MLPs”), convertible preferred stock, convertible bonds, real estate investment trusts (“REITs”), and bonds (including high-yield securities, commonly called “junk bonds”). The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when market conditions warrant. The Fund invests without restriction as to issuer capitalization, maturity, credit quality or whether the security is foreign or domestic. Foreign bonds may include both domestic and sovereign bonds. Additionally, the Fund may invest in the shares of investment companies that are exchange-traded funds (“ETFs”) that invest in securities that are consistent with the Fund’s investment objective and policies. These ETFs include those with inverse market exposure and leveraged ETFs. Inverse ETFs are designed to produce results opposite to market direction, which may serve to hedge portfolio investments. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index. The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to represent an annual rate of approximately 9% of the Fund’s then current net asset value per share. This distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

•	Stock Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
•	Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
•	Management Risk. The Advisor’s reliance on the portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgments will produce the desired results.
•	MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.
6

•	Real Estate Risk. Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.
•	Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.
•	Credit Risk. There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.
•	ETF Risk. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher indirect expenses. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
•	Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.
•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
•	Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of non-dollar denominated foreign securities is also affected by the value of the local currency relative to the U.S. dollar. Foreign exchange rates may be volatile.
•	Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default and are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. If they become illiquid, the market price for these bonds could decrease and reduce the Fund's share price.
•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.
•	Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Technology Sector Risk. Technology companies face intense competition and may face obsolescence due to rapid technological developments. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
•	Tracking Risk. Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
7

•	Turnover Risk. Because the Fund will rebalance its holdings, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the last ten full calendar years. The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and supplemental indexes. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-217-8501.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	Dec-20	13.64%
Worst Quarter:	Mar-20	-21.07%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2024, was 11.56%.

8

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)
Class A Shares	One Year	Five Years	Ten Years
Return before taxes	1.54%	1.64%	-0.29%
Return after taxes on distributions	-2.47%	-1.80%	-3.36%
Return after taxes on distributions and sale of Fund shares	0.80%	-0.21%	-1.48%
Class I Shares
Return before taxes	6.57%	3.23%	0.90%
Class U Shares
Return before taxes	3.07%	1.55%	-0.59%
S&P 500® Total Return Index (1) (reflects no deduction for fees, expenses or taxes)	26.29%	15.70%	12.03%
Bloomberg US Aggregate Bond Index (2) (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Lipper Flexible Portfolio Funds Index (3) (reflects no deduction for taxes)	13.31%	8.63%	5.97%

(1)	The Fund has adopted the S&P 500® Total Return Index as its primary broad-based securities market index because Fund management believes it aligns more closely with the asset composition of the Fund and to comply with recent regulatory changes. The S&P 500® Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.
(2)	The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade bond market securities, including government, government agency, corporate and mortgage-backed securities and includes the reinvestment of interest.
(3)	The Fund’s prior primary broad-based securities market index was the Lipper Flexible Portfolio Funds Index, which is composed of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor: AmericaFirst Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager: Daniel Lew, CFA®, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. He has served the Fund in this capacity since May 2023 and is primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000. The minimum subsequent investment in the Funds is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

FUND SUMMARY – DSS AMERICAFIRST MONTHLY RISK-ON RISK-OFF FUND

Investment Objective:

The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class U	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.00%
Other Expenses	2.55%	2.54%	2.58%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (2)	3.81%	4.55%	3.59%
Fee Waiver and Reimbursement (3)	(0.93)%	(1.17)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.88%	3.38%	2.99%

(1)	Presented at maximum amount.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (i.e. acquired fund fees and expenses).
(3)	The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 2.45%, 2.95% and 2.56% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least through October 31, 2025. During its first year, this agreement may be terminated only by the Fund’s Board of Trustees on written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the date fees have been waived or reimbursed). The Fund may only make a recoupment payment to the Advisor if such payment does not cause the Fund’s expense ratio (after the recoupment payment is taken into account) to exceed the lesser of (i) the expense limit at the time of the waiver and reimbursement, and (ii) the Fund’s then-current expense limit.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$777	$1,525	$2,291	$4,287
Class U	$582	$1,488	$2,402	$4,723
Class I	$302	$1,045	$1,809	$3,815

10

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 290.73% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective primarily through long positions in global equity and fixed income securities. The Fund will invest in equity securities regardless of market capitalization and regardless of industry sector. With regard to fixed income securities, the Fund invests primarily in U.S. Treasury notes, bonds or Treasury ETFs.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, of domestic or foreign issuers, U.S. Treasury bonds, exchange-traded portfolios (“Exchange Traded Portfolios”) including those with inverse market exposure, master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). For purposes of the strategy, the Fund defines Exchange Traded Portfolios to include exchange traded funds (“ETFs”) that issue shares that are approved for listing and trading on a national securities exchange. It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.

Risk-on risk-off refers to the dynamic real-time assessment of risk and changes in investment allocation in response to stock market and economic conditions. The Fund’s Advisor defines risk-on assets as equities and risk-off assets as Treasury notes and bonds, gold, and other asset-classes with low historical correlations to stocks. The Advisor assess risks and returns at least monthly. When applicable, the Fund may rebalance a significant portion of its equity holdings to “risk off” asset classes.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

•	Stock Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•	Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
•	Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.
•	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, acquired funds or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
•	ETF Risk. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher indirect expenses. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
•	Fixed Income Risk. When the Fund invests in fixed income securities, or underlying funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
11

•	Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.
•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.
•	Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Real Estate Risk. Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.
•	Technology Sector Risk. Technology companies face intense competition and may face obsolescence due to rapid technological developments. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
•	Tracking Risk. Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
•	Turnover Risk. Because the Fund will rebalance its holdings, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the last ten full calendar years. The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-217-8501.

12

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	Dec-23	16.82%
Worst Quarter:	Mar-20	-14.38%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2024, was 5.02%.

13

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)
Class A Shares	One Year	Five Years	Ten Years
Return before taxes	7.72%	1.55%	1.02%
Return after taxes on distributions	7.72%	1.55%	1.02%
Return after taxes on distributions and sale of Fund shares	4.57%	1.19%	0.79%
Class I Shares
Return before taxes	14.81%	3.90%	2.69%
Class U Shares
Return before taxes	9.98%	1.59%	0.79%
S&P 500® Total Return Index (1) (reflects no deduction for fees, expenses or taxes)	26.29%	15.70%	12.03%
Lipper Absolute Return Funds Index (2) (reflects no deduction for taxes)	8.29%	3.31%	2.00%

(1)	The Fund has adopted the S&P 500® Total Return Index as its primary broad-based securities market index to comply with recent regulatory changes. The S&P 500® Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.
(2)	The Fund’s prior primary broad-based securities market index was the Lipper Absolute Return Funds Index, which is an equal-dollar-weighted index of the largest mutual funds within Lipper’s Absolute Return Funds classification, which is defined as those funds that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor: AmericaFirst Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager: Daniel Lew, CFA®, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. He has served the Fund in this capacity since May 2023 and is primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000. The minimum subsequent investment in the Funds is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

FUND SUMMARY – DSS AMERICAFIRST ALPHA TRENDS FACTOR FUND

Investment Objective:

The Fund seeks to provide capital gains.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class U	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	4.06%	4.05%	4.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (1)	5.57%	6.31%	5.31%
Fee Waiver and Reimbursement (2)	(3.34)%	(3.33)%	(3.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.23%	2.98%	1.99%

(1)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (i.e. acquired fund fees and expenses).
(2)	The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 1.75%, 2.50% and 1.52% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least through October 31, 2025. During its first year, this agreement may be terminated only by the Fund’s Board of Trustees on written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the date fees have been waived or reimbursed). The Fund may only make a recoupment payment to the Advisor if such payment does not cause the Fund’s expense ratio (after the recoupment payment is taken into account) to exceed the lesser of (i) the expense limit at the time of the waiver and reimbursement, and (ii) the Fund’s then-current expense limit.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$715	$1,796	$2,865	$5,485
Class U	$543	$1,782	$2,989	$5,870
Class I	$202	$1,293	$2,376	$5,057

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.48% of the average value of the portfolio.

15

Principal Investment Strategies:

The Fund invests primarily in common stocks of companies that are selected using the investment Advisor’s alpha trends factor strategy. The Fund invests in the securities of domestic and foreign companies without restriction as to capitalization. The Fund defines foreign companies as those (i) organized outside the U.S., or (ii) that derive a majority of revenue or profits outside the U.S., or (iii) that have a majority of their assets or employees outside the U.S. Alpha is an investment industry term referring to the performance of a portfolio or asset class relative to its benchmark or index. For example, if an equity fund returned 10% in a year in which the S&P 500® Index rose only 5%, that fund would have an alpha of 5%. The baseline measure for alpha is zero, which would indicate an investment performed exactly in line with its benchmark or index.

The Fund’s investment advisor, AmericaFirst Wealth Management, Inc., applies a tactical investment approach using its alpha trends factor strategy to seek out equity asset classes that it expects to have above-market returns. The Advisor uses style classification and quantitative measures to identify alpha trends that it believes will persist. The Advisor tracks qualitative and style factors (using ETFs and indexes that track buybacks, spin-offs, quality, small-cap, value, growth, momentum, etc.) to ascertain which factors are outperforming the S&P 500® Index and trending. A company buying back its own shares may signal that the company believes its shares are undervalued. A spinoff of a division of a company as a stand-alone entity may signal that the division was not fully valued by the market when it resided in the former parent company. Quality refers to companies with relatively strong earnings and relatively stable balance sheets, which may lead to higher share prices as the market recognized the value of stability. Value refers to a company with a low price-to-asset ratio or low price-to-earnings ratio. Growth companies are those growing faster than the economy as whole and may have share prices that grow faster than the stock market in general. Momentum refers to the persistence of certain returns over time such as those, for example, of artificial intelligence companies over the recent past. Trending refers to relative outperformance or underperformance versus the benchmark during within a specific time period.

A positive alpha trend is a factor that is outperforming the S&P 500® Index after previously underperforming. The Advisor constructs and manages a diversified portfolio that holds key stocks that represent factors that are outperforming the S&P 500® Index and avoids stocks that represent factors that are underperforming. The Advisor also constructs its own indexes and watchlists to track emerging themes such as artificial intelligence (AI), nuclear energy, space technology, electric vehicles and battery technology, cancer focused biotechnology and may own positions in these areas if they are exhibiting positive alpha trends, The Advisor also performs fundamental analysis on each company to review financial statements to assess balance sheet strength, income statement trends, and relative valuation vs. competitors and the company’s history. The Advisor’s selection strategy may also focus on certain economic sectors, such as technology, which may be more likely to display alpha trends.

The Advisor’s selection criteria focus on classical historical studies of investment themes that have worked well in the past: (i) low price-to-asset ratio, (ii) low price-to-earnings ratio, (iii) insider buying (iv) recent significant drop in price, and (v) small capitalization. The low price-to-assets ratio sub-strategy reflects the Advisor’s belief that stocks priced at less than book value will, over time, rise at least to their stated book value. The low price-to-earnings ratio sub-strategy reflects the Advisor’s belief that a company priced low in relation to earnings, whose earnings are expected to grow, is preferable to a similarly priced company whose earnings are not expected to grow. The insider buying sub-strategy reflects the Advisor’s belief that insiders, such as company officers, often have “insightful information” which they believe will result in an increase in the market value of the company. The drop in price sub-strategy reflects the Advisor’s belief that a decline in price, such as one triggered by disappointing earnings, is often an overreaction. The small capitalization sub-strategy reflects the Advisor’s belief that these companies are often associated with higher growth rates and can be more easily acquired by other corporations.

In addition to purchasing individual stocks, the Fund may also execute a portion of its strategy by investing in ETFs that are representative of an investment sub-strategy, such as small cap stocks. The Advisor selects ETFs based upon relative expenses, manager tenure, and purity of asset class exposure. The Advisor generally sells a security to purchase other securities that the Advisor believes may perform better. The Advisor’s strategy may result in high portfolio turnover if the underlying alpha trend factors are volatile.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

•	Stock Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
•	Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.
•	Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.
•	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results. The elements of the Advisor’s alpha trends factor strategy may fail to produce favorable results. A low price-to-asset ratio may only signal that investors do not place a high economic value on the assets of a company. A low price-to-earnings ratio may only signal that investors do not believe the current level of earnings can be maintained. Insider buying may only signal overly optimistic assumptions by company insiders. A recent significant drop in price may only be the start of further drops. Small capitalization companies may fail more frequently and small capitalization stocks as a group may underperform for significant periods of time.
•	ETF Risk. When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher indirect expenses. Additionally, investments in ETFs are also
16

subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

•	Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of non-dollar denominated foreign securities is also affected by the value of the local currency relative to the U.S. dollar. Foreign exchange rates may be volatile.
•	Technology Sector Risk. Technology companies face intense competition and may face obsolescence due to rapid technological developments. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
•	Tracking Risk. Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
•	Turnover Risk. Because the Fund may realign its holdings frequently, the Fund may have high portfolio turnover rates (significantly in excess of 100%). Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

17

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception. The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and a supplemental index. Prior to November 1, 2024, the Fund followed a different investment strategy. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-217-8501.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	Jun-20	16.54%
Worst Quarter:	Mar-20	-25.96%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2024, was 15.25%.

18

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

Class A Shares	One Year	Five Years	Since Inception (1)
Return before taxes	8.00%	7.80%	6.52%
Return after taxes on distributions	8.00%	5.71%	4.68%
Return after taxes on distributions and sale of Fund shares	4.74%	5.29%	4.37%
Class I Shares
Return before taxes	14.04%	9.21%	7.76%
Class U Shares
Return before taxes	10.03%	7.54%	6.19%
S&P 500® Total Return Index (2) (reflects no deduction for fees, expenses or taxes)	26.29%	15.70%	13.29%
Lipper Multi-Cap Core Funds Index (3) (reflects no deduction for taxes)	24.23%	14.68%	10.22%

(1)	The inception date of the Fund’s shares is January 31, 2017.
(2)	The Fund’s primary broad-based securities market index was changed to reflect the Fund’s new investment strategy and to comply with recent regulatory changes. The S&P 500® Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.
(3)	The Fund’s prior primary broad-based securities market index was the Lipper Multi-Cap Core Funds Index, which is composed of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor: AmericaFirst Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager: Daniel Lew, CFA®, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. He has served the Fund in this capacity since May 2023 and is primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL Investment STRATEGIES and RELATED Risks

INVESTMENT OBJECTIVE

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given advance notice. If the Board decides to change the DSS AmericaFirst Total Return Bond Fund’s 80% investment policy, shareholders will be given at least 60 days’ advance written notice.

Fund	Investment Objective
DSS AmericaFirst Total Return Bond Fund	The Fund seeks to achieve total return from income and capital gains.
DSS AmericaFirst Income Fund	The Fund seeks a high rate of current income with less volatility than common stocks as measured by the standard deviation. The Fund seeks total return as a secondary investment objective.
DSS AmericaFirst Monthly Risk-On Risk-Off Fund	The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.
DSS AmericaFirst Alpha Trends Factor Fund	The Fund seeks to provide capital gains.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that a Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-877-217-8501 or visit the Funds’ website at www.americafirst.fund.

DSS AmericaFirst Total Return Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. The Fund defines bonds as debt instruments and exchange-traded funds that primarily invest in debt instruments, as well as forwards, options, options on futures, futures, and swaps on the preceding debt instruments and exchange-traded funds that primarily invest in debt instruments. However, derivatives are not presently a principal investment strategy of the Fund. The Fund invests primarily in U.S. dollar denominated investment grade securities of any maturity as well as in exchange-traded funds (“ETFs”) that primarily invest within the preceding restrictions. The Fund does not have a portfolio level average maturity target. The Fund defines investment grade securities as those that are rated, at the time of purchase, BBB- or higher by Standard & Poor’s Ratings Group (“S&P”), or other nationally recognized statistical rating agency (NRSRO), or, if unrated, determined to be of comparable quality. The Fund may invest up to 20% of its assets in below investment grade securities, commonly known as junk bonds. Additionally, the Fund may invest up to 20% of its assets in non-dollar denominated securities. Generally, the Fund purchases individual debt securities or purchases an ETF that is representative of a certain group of debt securities, such as U.S. Government debt.

The Fund’s investment advisor, AmericaFirst Wealth Management, Inc., seeks to achieve the Fund’s investment objective by investing primarily in U.S. Government securities and ETFs that invest primarily in investment grade corporate debt. Debt security selection represents the culmination of the Advisor’s best efforts to seek to assure that the Fund generates interest income and capital gains. The Advisor seeks to meet this goal by searching for areas of the debt markets that it believes are undervalued. The identification process includes an outlook on macro-economic factors, interest rates, credit risk, and quantitative trend measures. A primary quantitative trend measure used by the Advisor is moving average analysis. When interest rates move above or below short- or long-term moving averages, or if short- and long-term moving averages cross, these can impact the Advisor’s decisions to buy or sell. The allocation to securities with particular characteristics varies based on the Advisor’s economic views which may include, but are not limited to, inflation, economic growth and Federal Reserve Board monetary policy. The Advisor allocates assets away from U.S. Government securities when it believes a different sector offers a combination of yield and potential capital gains that is more attractive than U.S. Government securities of similar maturity. The Advisor generally sells a security in anticipation of market declines, credit downgrades, or to purchase other securities that the Advisor believes may perform better.

Many factors can influence the selection of sectors for investment, as well as the average maturity of the portfolio. The Advisor focuses on meeting the Fund’s investment objective by selecting debt securities using a combination of (1) sector selection, (2) maturity management and (3) individual security selection strategies that it believes will enhance the Fund’s returns when compared to the debt market in general.

20

•	Sector selection is used to rank the debt market by credit quality, issuer industry, security type, or other factors that offer the highest yield within the Advisor’s current credit risk and duration limits for the Fund.

•	Maturity management is used to manage volatility in an effort to manage sensitivity to capital losses caused by rising interest rates.

•	Security selection is used to identify specific securities that offer the highest yield when compared to a peer group of securities with similar credit quality and maturity.

In implementing the debt strategy, the Advisor uses quantitative and economic analysis among other forms of analysis to assess securities among issuers of different quality, sectors, industries and positions on the yield curve. The Advisor selects ETFs based upon relative expenses, manager tenure, and purity of asset class exposure. The Advisor generally purchases securities based on their yield and potential for capital gains; and seeks to sell them in anticipation of market declines, credit downgrades, or to purchase other securities that the Advisor believes may perform better.

DSS AmericaFirst Income Fund

The Fund seeks to provide investors with a stream of income through dividends and interest; and total return through capital appreciation, together, with lower volatility than the overall stock market. To achieve this goal, the Fund’s Advisor employs a comprehensive approach incorporating screening, macroeconomic analysis, fundamental analysis and technical analysis. Securities that the Fund invests in may include (but are not limited to) stocks, preferred stocks, master limited partnerships (“MLPs”), convertible preferred stock, convertible bonds, real estate investment trusts (“REITs”), and bonds (including high-yield securities, commonly called “junk bonds”). The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when market conditions warrant. The Fund invests without restriction as to issuer capitalization, maturity, credit quality or whether the security is foreign or domestic. Foreign bonds may include both domestic and sovereign bonds. Additionally, the Fund may invest in the shares of investment companies that are exchange-traded funds (“ETFs”) that invest in securities that are consistent with the Fund’s investment objective and policies. These ETFs include those with inverse market exposure and leveraged ETFs. Inverse ETFs are designed to produce results opposite to market direction, which may serve to hedge portfolio investments. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index. The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to represent an annual rate of approximately 9% of the Fund’s then current net asset value per share. This distribution policy is subject to change. The level of distributions (including any return of capital) is not fixed and all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution.

DSS AmericaFirst Monthly Risk-On Risk-Off Fund

The Fund seeks to achieve its investment objective primarily through long positions in global equity and fixed income securities. The Fund will invest in equity securities regardless of market capitalization and regardless of industry sector. With regard to fixed income securities, the Fund invests primarily in U.S. Treasury notes, bonds or Treasury ETFs.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, of domestic or foreign issuers, U.S. Treasury bonds, exchange-traded portfolios (“Exchange Traded Portfolios”) including those with inverse market exposure, master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). For purposes of the strategy, the Fund defines Exchange Traded Portfolios to include exchange traded funds (“ETFs”) that issue shares that are approved for listing and trading on a national securities exchange. It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.

Risk-on risk-off refers to the dynamic real-time assessment of risk and changes in investment allocation in response to stock market and economic conditions. The Fund’s Advisor defines risk-on assets as equities and risk-off assets as Treasury notes and bonds, gold, and other asset-classes with low historical correlations to stocks. The Advisor assess risks and returns at least monthly. When applicable, the Fund may rebalance a significant portion of its equity holdings to “risk off” asset classes.

21

DSS AmericaFirst Alpha Trends Factor Fund

The Fund invests primarily in common stocks of companies that are selected using the investment Advisor’s alpha trends factor strategy. The Fund invests in the securities of domestic and foreign companies without restriction as to capitalization. The Fund defines foreign companies as those (i) organized outside the U.S., or (ii) that derive a majority of revenue or profits outside the U.S., or (iii) that have a majority of their assets or employees outside the U.S. Alpha is an investment industry term referring to the performance of a portfolio or asset class relative to its benchmark or index. For example, if an equity fund returned 10% in a year in which the S&P 500® Index rose only 5%, that fund would have an alpha of 5%. The baseline measure for alpha is zero, which would indicate an investment performed exactly in line with its benchmark or index.

The Fund’s investment advisor, AmericaFirst Wealth Management, Inc., applies a tactical investment approach using its alpha trends factor strategy to seek out equity asset classes that it expects to have above-market returns. The Advisor uses style classification and quantitative measures to identify alpha trends that it believes will persist. The Advisor tracks qualitative and style factors (using ETFs and indexes that track buybacks, spin-offs, quality, small-cap, value, growth, momentum, etc.) to ascertain which factors are outperforming the S&P 500® Index and trending. A company buying back its own shares may signal that the company believes its shares are undervalued. A spinoff of a division of a company as a stand-alone entity may signal that the division was not fully valued by the market when it resided in the former parent company. Quality refers to companies with relatively strong earnings and relatively stable balance sheets, which may lead to higher share prices as the market recognized the value of stability. Value refers to a company with a low price-to-asset ratio or low price-to-earnings ratio. Growth companies are those growing faster than the economy as whole and may have share prices that grow faster than the stock market in general. Momentum refers to the persistence of certain returns over time such as those, for example, of artificial intelligence companies over the recent past. Trending refers to relative outperformance or underperformance versus the benchmark during within a specific time period.

A positive alpha trend is a factor that is outperforming the S&P 500® Index after previously underperforming. The Advisor constructs and manages a diversified portfolio that holds key stocks that represent factors that are outperforming the S&P 500® Index and avoids stocks that represent factors that are underperforming. The Advisor also constructs its own indexes and watchlists to track emerging themes such as artificial intelligence (AI), nuclear energy, space technology, electric vehicles and battery technology, cancer focused biotechnology and may own positions in these areas if they are exhibiting positive alpha trends, The Advisor also performs fundamental analysis on each company to review financial statements to assess balance sheet strength, income statement trends, and relative valuation vs. competitors and the company’s history. The Advisor’s selection strategy may also focus on certain economic sectors, such as technology, which may be more likely to display alpha trends.

The Advisor’s selection criteria focus on classical historical studies of investment themes that have worked well in the past: (i) low price-to-asset ratio, (ii) low price-to-earnings ratio, (iii) insider buying (iv) recent significant drop in price, and (v) small capitalization. The low price-to-assets ratio sub-strategy reflects the Advisor’s belief that stocks priced at less than book value will, over time, rise at least to their stated book value. This sub-strategy is also supported by arbitrage principles which suggest that a company should not sell below its estimated liquidation value. The low price-to-earnings ratio sub-strategy reflects the Advisor’s belief that a company priced low in relation to earnings, whose earnings are expected to grow, is preferable to a similarly priced company whose earnings are not expected to grow. This sub-strategy may also include stocks with high dividend yields and low prices in relation to cash flow. The insider buying sub-strategy reflects the Advisor’s belief that insiders, such as company officers, often have “insightful information” which they believe will result in an increase in the market value of the company. The success of this sub-strategy may be bolstered by insiders undisclosed knowledge about new marketing programs, product price increases, cost cuts, increased order rates, changes in industry conditions, etc., which may result in an increase in the true underlying value of the company. Other examples of insider insights are: knowledge of the true value of “hidden assets,” such as the value of a money-losing subsidiary which a competitor may have offered to buy, or the value of excess real estate not required in a company’s operation, or knowledge of the likely earning power of the company once heavy non-recurring new product development costs stop. The drop in price sub-strategy reflects the Advisor’s belief that a decline in price, such as one triggered by disappointing earnings, is often an overreaction. Additionally, history suggests that companies whose recent performance has been poor tend to perk up and improve. The small capitalization sub-strategy reflects the Advisor’s belief that these companies are often associated with higher growth rates and can be more easily acquired by other corporations. Additionally, small cap companies have more room for their stock price to rise than large cap and mega cap companies.

In addition to purchasing individual stocks, the Fund may also execute a portion of its strategy by investing in ETFs that are representative of an investment sub-strategy, such as small cap stocks. The Advisor selects ETFs based upon relative expenses, manager tenure, and purity of asset class exposure. The Advisor generally sells a security to purchase other securities that the Advisor believes may perform better. The Advisor’s strategy may result in high portfolio turnover if the underlying alpha trend factors are volatile.

Temporary Defensive Investments

To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. Each Fund may be invested in these instruments for extended periods, depending on the Advisor’s assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

22

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its goal. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Also, an investment in the Funds is not a complete investment program.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

Risks	Total Return Bond Fund	Income Fund	Monthly Risk-On Risk-Off Fund	Alpha Trends Factor Fund
Credit Risk	●	●
Debt Securities Risk	●
Derivatives Risk	●
Distribution Policy Risk		●
ETF Risk	●	●	●	●
Financial Sector Risk		●
Fixed Income Risk		●	●
Foreign and Currency Exposure Risk	●	●	●	●
Interest Rate Risk	●	●	●
Inverse ETF Risk		●	●
Junk Bond Risk	●	●
Leveraged ETF Risk		●	●
Liquidity Risk			●
Management Risk	●	●	●	●
Management Risk – Alpha Trends Factor Strategy Risk				●
MLP Risk		●	●
Preferred Stock Risk		●	●
Real Estate Risk		●	●
Security Risk	●	●	●	●
Small and Medium (Mid) Capitalization Stock Risk		●	●	●
Stock Market Risk		●	●	●
Stock Value Risk			●	●
Technology Sector Risk		●	●	●
Tracking Risk	●	●	●	●
Turnover Risk	●	●	●	●
U.S. Government Securities Risk	●

•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. The Fund may invest, directly or indirectly, in “junk bonds,” which the Fund defines as those rated below Baa3 by Moody’s or equivalently by another Nationally Recognized Statistical Rating Organization, or determined by the Advisor to be of similar quality. Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Debt Securities Risk. When the Fund invests in debt securities the value of your investment in the Fund will fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Convertible debt is a hybrid security that has characteristics of both debt and equity securities and is subject to risks associated with both debt and equity securities.
•	Derivatives Risk. The Fund may use investment techniques, including investments in derivatives such as futures contracts, forward contracts, options, and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities
23

underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are subject to the following risks:

o	Futures and Forward Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

o	Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

o	Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices or futures) hedged which may cause a given hedge not to achieve its objective.

o	Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.
•	Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.
•	ETF Risk. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher indirect expenses, many of which may be considered duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
•	Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by the rate of corporate and consumer debt defaults; decreased lending rates and/or increased costs of funding; leverage; increased governmental limitations on loans, other financial commitments, product lines and other operations; and increased competition.
•	Fixed Income Risk. When a Fund invests in acquired funds that own bonds, in fixed income securities directly or in equity securities that may convert to a fixed income security, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.
•	Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company
24

information, political instability and differing auditing and legal standards. The value of non-dollar denominated foreign securities is also affected by the value of the local currency relative to the U.S. dollar. Foreign exchange rates may be volatile.

•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.
•	Junk Bond Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.
•	Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
o	Management Risk – Alpha Trends Factor Strategy Risk. The elements of the Advisor’s alpha trends factor strategy may fail to produce favorable results. A low price-to-asset ratio may only signal that investors do not place a high economic value on the assets of a company. A low price-to-earnings ratio may only signal that investors do not believe the current level of earnings can be maintained. Insider buying may only signal overly optimistic assumptions by company insiders. A recent significant drop in price may only be the start of further drops. Small capitalization companies may fail more frequently and small capitalization stocks as a group may underperform for significant periods of time.
•	MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.
o	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.
•	Real Estate Risk. As a result of investments in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct
25

ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

•	Security Risk. The value of the Funds may decrease in response to the activities and financial prospects of an individual security in a Fund’s portfolio.
•	Small and Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small- and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small- and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience. In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
•	Stock Market Risk. Overall stock market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
•	Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market cap, industry or investment strategy).
•	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

•	Tracking Risk. Investment in a Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the acquired funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or other acquired funds may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and other acquired funds’ ability to track their applicable indices.
•	Turnover Risk. Because each Fund will rebalance its holdings, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
•	U.S. Government Securities Risk. The credit rating of U.S. Government debt is subject to credit rating downgrades, which may cause U.S. Government debt securities to drop in price. Certain securities purchased by the Fund, such as government agency debt, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. Treasury will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.
26

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the SAI and on the Funds’ website at www.americafirst.fund.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Funds calculate their net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

Purchases orders received in “proper form” by the Funds’ transfer agent before the close of trading on the NYSE will be processed at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be processed the following business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase includes:

• the name of the Fund and share class

• the dollar amount of shares to be purchased

• a completed purchase application or investment stub

• a check payable to the applicable fund

Multiple Classes

The Funds offer multiple classes of shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Not all Funds or share classes may be available for purchase in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class U shares. The up-front Class A sales charge and the commissions paid to dealers are as follows:

Monthly Risk-On Risk-Off Fund, Total Return Bond Fund, and Alpha Trends Factor Fund Class A:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	5.00%	5.26%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (2)	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

27

Income Fund Class A:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1,000,000	1.00%	1.01%	0.50%
$1,000,000 and above (2)	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Funds’ Advisor may advance to, or reimburse, a Fund such that it may pay a commission up to 1.00% to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more. However, when such a payment is made, the respective Class A shares are subject to a contingent deferred sales charge (CDSC) as described above.

Class U Shares

You can buy Class U shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class U shares acquired through reinvestment of dividends and capital gains distributions. Class U shares are subject to an annual 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class U shares pay a higher 12b-1 fee than Class A shares, Class U shares have higher ongoing expenses than Class A shares. The up-front Class U sales charge and the commissions paid to dealers are as follows:

Monthly Risk-On Risk-Off Fund, Total Return Bond Fund, and Alpha Trends Factor Fund Class U:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	2.50%	2.56%	2.25%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above (2)	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). If Class U shares are purchased load-waived (even though the purchase is below the $1 million breakpoint) when no dealer commission is paid, these shares are not subject to a 12 month 1% CDSC, and the dealer begins receiving the distribution and service (12b-1) fee at the time of purchase. These shares are still subject to the 90-day 1% redemption fee.

Income Fund Class U:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.25%
$250,000 but less than $500,000	1.00%	1.01%	0.75%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 and above (2)	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). If Class U shares are purchased load-waived (even though the purchase is below the $1 million breakpoint) when no dealer commission is paid, these shares are not subject to a 12 month 1% CDSC, and the dealer begins receiving the distribution and service (12b-1) fee at the time of purchase. These shares are still subject to the 90-day 1% redemption fee.

28

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Funds’ Advisor may advance to, or reimburse, a Fund such that it may pay a commission up to 1.00% to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more. However, when such a payment is made, the respective Class U shares are subject to a contingent deferred sales charge (CDSC) as described above.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A and Class U shares.

Class A and Class U Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $100,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed. Shareholders, or their financial representative, should preserve records of their purchases related to the Letter of Intent program.

Rights of Accumulation: You may add the current value of all of your existing Fund shares of the same class to determine the front-end sales charge to be applied to your current Class A or Class U purchase. Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A or Class U sales charge. You may include the value of the Fund’s investments held by the members of your immediately family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts (“IRAs”), provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer. Shareholders, or their financial representative, should preserve records of their purchases related to the rights of accumulation quantity discount program.

Investments of $1 Million or More: With respect to Class A and Class U shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A or Class U shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A and Class U shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A and Class U Sales Charge Waivers: Each Fund may sell Class A and Class U shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients;

29

(6) broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Funds.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling 1-877-217-8501. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. As discussed below, Class I shares may have a higher or lower minimum initial investment amount than other share classes depending on the account they are intended for.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Funds for the first time, please call toll-free 1-877-217-8501 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

DSS AmericaFirst Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4003

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Funds (or Funds’ agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the appropriate Fund. Your investment in the Funds should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-877-217-8501 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

30

For all share classes except for Class I, the minimum initial investment in the Funds is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment amount is $1,000,000 if used for an in a brokerage account. If Class I shares are to be used in a fee-based account, the minimum initial investment amount is waived. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account for Class A or Class U shares with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-877-217-8501.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of the Funds by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-877-217-8501 or by writing to the Funds at:

DSS AmericaFirst Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4003

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Funds are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Frequent Purchases and Redemptions of Fund Shares

The Funds discourage market timing that they consider abusive. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates abusive market timing or trading that it determines is abusive. However, the Funds do not consider share exchanges to be abusive. This policy applies uniformly to all Fund shareholders. Additionally, the Funds assess a 1% redemption fee for short-term trading of shares sold within 90 days of purchase, except for share exchanges. While the Funds attempt to deter abusive market timing, there is no assurance that they will be able to identify and eliminate all abusive market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect abusive market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If a Fund becomes aware of abusive market timing in an omnibus account, it will work with the

31

broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Funds reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of a Fund or its shareholders or if a Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Funds at no charge by mail. Your request, in proper form, should be addressed to:

DSS AmericaFirst Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4003

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

• The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

• The request must identify your account number;

• The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

• If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-877-217-8501 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization. The Funds will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) or record.

By Telephone. You may redeem any part of your account in the Funds by calling the transfer agent at 1-877-217-8501. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time.

Redemption Fee and CDSC. Each Fund charges a 1% redemption fee on shares sold within 90 days of purchase. The redemption fee is not charged when shares are exchanged between Funds in the same share class. Shareholders in the Funds who purchased $1 million or more Class A or Class U shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

32

The Funds use a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Funds.

The Funds reserve the right to modify or eliminate the CDSC or waivers at any time. If there is a material change to a Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the redemption fee and CDSC and the conditions for waiving these fees.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-877-217-8501. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Funds may determine from time to time. You may increase the value of your shares in the Funds to the minimum amount within the 30-day period. All shares of the Funds are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

HOW TO EXCHANGE SHARES

The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. The minimum exchange amount is $1,000 per Fund. You may exchange your shares for shares of the same class of another Fund at no cost to you. You may exchange your shares of one Fund for the same class of shares of another Fund without paying any sales charge. Each Fund also permits exchanging share classes within the Fund, provided the relevant share class minimum purchase amount is met. The Class I minimum purchase amount maybe waived at the Advisor’s discretion for certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment advisor; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Funds.

You may exchange shares either by telephone by calling 1-877-217-8501, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

•	current Fund’s name;
•	account names and numbers;
•	name of the Fund and share class you wish to exchange your shares into;
•	the amount you wish to exchange;
•	specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and
•	signatures of all registered owners.

To exchange shares by telephone, you should call 1-877-217-8501 on any day the Funds are open. A Fund will process telephone requests made after the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that the Funds will only accept exchanges if your ownership registrations in both accounts are identical.

33

The Funds will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. The Funds will not impose an (1) initial sales charge, (2) redemption fee or (3) CDSC on exchanges. An exchange transaction between Funds is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

DISTRIBUTION PLANS

The Funds have adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay distribution and/or service fees in connection with the distribution of Class A and Class U shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Funds’ Plan related to the Class A Shares, the Funds may incur an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class A Shares for shareholder services and distribution related expenses. A portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class U Shares

Under the Fund’s Plan related to the Class U Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class U Shares. A portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

valuing fund assets

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, the Advisor may need to price the security using the Funds’ fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The Funds’ NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when a Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV for the classes of a Fund, the Fund values any foreign securities held by the Fund at the latest closing price on the exchange on which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s per-class NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders. These distributions are automatically reinvested in the Funds unless you request cash distributions on your application or through a written request to the Funds. The Funds expect that distributions will consist of both capital gains and dividend income. The Funds will generally make distributions of their net realized capital gains (after any reductions for capital loss

34

carry forwards) at least annually. Additionally, the DSS AmericaFirst Income Fund will generally make distributions monthly of its net investment income.

Distributions by the DSS AmericaFirst Income Fund, if in excess of the Fund’s current and accumulated earnings and income will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your shares and any such amount in excess of your tax basis will be treated as gain from the sale of shares. There can be no assurance that the DSS AmericaFirst Income Fund will pay distributions at a specific rate or at all.

Taxes

Unless you are investing in the Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares. Distributions in excess of the Fund’s earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares.

The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss. If, however, you receive a capital gain dividend with respect to any share of the Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above. Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of approximately 28%.

Early in each calendar year, the Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year. In addition, for shares acquired after January 1, 2012, the Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares. For this purposes, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, a default method will be applied to the transactions. The Fund’s default method is average cost, but your broker may use an alternative default method. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Special tax rules apply to investments in the Fund through an individual retirement account or a tax-exempt plan. You should consult a tax advisor to determine the suitability of the Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors. Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in the Fund by a non-U.S. investor.

35

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. Because each investor’s tax situation is unique, you should consult your tax advisor before investing in the Fund.

MANAGEMENT

Investment Advisor

AmericaFirst Wealth Management, Inc., a Texas corporation located at 275 Wiregrass Parkway, West Henrietta, NY 14586, serves as advisor to the Funds. The Advisor was formed in 2021 and began advising the Funds in 2021. As an SEC-registered investment adviser, management of the Funds is currently the Advisor’s primary business. Under the terms of the management agreement, the Advisor is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and directing portfolio transactions.

Portfolio Manager

Daniel Lew, CFA® is a Portfolio Manager of the Advisor, a position held since May 2023. Mr. Lew was most recently Executive Vice President of Strategic Alliances at Secured Communications, Inc., a position held since August 2020. He served as Senior Advisor to Secured Communications, Inc. from June 2020 to August 2020. He is also Advisor to Molon Labe Designs (an airline seating equipment designer) since January 2018. From 2015 to 2018, Mr. Lew was franchise owner and developer of uBreakiFix stores.

Mr. Lew has over 30 years of investment experience, and served as Managing Director, Senior Portfolio Manager at John Hsu Capital Management from 2013 to 2015; Senior Vice President, Portfolio Manager at AIG SunAmerica Asset Management from 2005 to 2013; Portfolio Manager at Citizens Advisers from 2003-2005; Senior Analyst at Strong Capital Management from 1997-2003; Senior Investment Consultant at William M. Mercer Investment Consulting from 1995-1997; Associate Director, Consulting at RogersCasey from 1993-1995; and Assistant Vice President at Equitable Capital from 1985 to 1993.

Mr. Lew holds an MBA in Finance from New York University Stern Graduate School of Business; and a BS in Computer Science from Columbia University School of Engineering and Applied Science.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in the Funds.

Management Fees

The following table describes the contractual advisory fee as a percentage of the daily net assets of each Fund and the expense limitation for each Fund. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees (except for Total Return Bond); (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) through October 31, 2025 as shown below:

36

	Contractual Management Fee	Class A	Class U	Class I
Total Return Bond Fund*	0.50%	0.59%	0.59%	0.59%
Income Fund	1.25%	2.20%	2.70%	2.08%
Monthly Risk-On Risk-Off Fund	1.00%	2.45%	2.95%	2.56%
Alpha Trends Factor Fund	1.25%	1.75%	2.50%	1.52%

* Prior to November 1, 2024, the Advisor was paid management fees at the rate of 1.50%.

This agreement may be terminated by the Fund’s Board of Trustees on written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the date fees have been waived or reimbursed). The Fund may only make a recoupment payment to the Advisor if such payment does not cause the Fund’s expense ratio (after the recoupment payment is taken into account) to exceed the lesser of (i) the expense limit at the time of the waiver and reimbursement, and (ii) the Fund’s then-current expense limit.

The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Funds’ shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis for the Board of Trustees approval of the management agreement for the Funds is found in the Funds’ annual report to shareholders dated December 31, 2021. During the last fiscal year, the Advisor earned (net of expense limitation agreement) fees equivalent to an annualized rate of 0.00%, 0.64%, 0.00%, and 0.00% of average Fund net assets, respectively, for Total Return Bond Fund, Income Fund, Monthly Risk-On Risk-Off Fund, and Alpha Trends Factor Fund.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

37

FINANCIAL HIGHLIGHTS

DSS AmericaFirst Total Return Bond Fund

The financial highlights table is intended to help you understand the DSS AmericaFirst Total Return Bond Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2024, has been audited by Cohen & Company, Ltd., independent registered public accounting firm to the Fund, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. Prior years ended before June 30, 2023, were audited by the Fund’s prior independent registered public accounting firm.

DSS AmericaFirst Total Return Bond Fund - Class A

(f.k.a. DSS AmericaFirst Defensive Growth Fund - Class A)

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

(c) Ratio of interest and dividends on securities sold short included were 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method.

38

DSS AmericaFirst Total Return Bond Fund - Class U

(f.k.a. DSS AmericaFirst Defensive Growth Fund - Class U)

Financial Highlights

Selected data for a share outstanding throughout each year presented

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

(c) Ratio of interest and dividends on securities sold short included were 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method.

39

DSS AmericaFirst Total Return Bond Fund - Class I

(f.k.a. DSS AmericaFirst Defensive Growth Fund - Class I)

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(b) Less than $0.01 per share.

(c) Ratio of interest and dividends on securities sold short included were 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method.

40

DSS AmericaFirst Income Fund

The financial highlights table is intended to help you understand the DSS AmericaFirst Income Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2024, has been audited by Cohen & Company, Ltd., independent registered public accounting firm to the Fund, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. Prior years ended before June 30, 2023, were audited by the Fund’s prior independent registered public accounting firm.

DSS AmericaFirst Income Fund - Class A

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

* Per share amounts are calculated using the average shares method.

41

DSS AmericaFirst Income Fund - Class U

Financial Highlights

Selected data for a share outstanding throughout each year presented.

Years Ended				
	6/30/2024	6/30/2023	6/30/2022	6/30/2021	6/30/2020
Net Asset Value, at Beginning of Year	$ 4.65	$ 5.06	$ 5.99	$ 4.90	$ 6.18
From Investment Operations:					
Net Investment Income *	0.06	0.08	0.01	0.06	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.31	(0.10)	(0.55)	1.42	(0.95)
Total from Investment Operations	0.37	(0.02)	(0.54)	1.48	(0.89)
Distributions from					
Net Investment Income	(0.07)	(0.09)	(0.04)	(0.05)	(0.05)
Return of Capital	(0.32)	(0.30)	(0.35)	(0.34)	(0.34)
Total Distributions	(0.39)	(0.39)	(0.39)	(0.39)	(0.39)
Paid in Capital From Redemption Fees (b) *	-	-	-	-	-
Net Asset Value, at End of Year	$ 4.63	$ 4.65	$ 5.06	$ 5.99	$ 4.90
Total Return (a)	8.57%	(0.36)%	(9.46)%	31.53%	(15.02)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 1,712	$ 3,068	$ 2,636	$ 1,860	$ 1,720
Before Waiver/Reimbursement					
Ratio of Expenses to Average Net Assets	3.21%	2.99%	3.83%	3.52%	3.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.25%	1.69%	(0.37)%	0.68%	0.34%
After Waiver/Reimbursement:					
Ratio of Expenses to Average Net Assets	3.09%	2.95%	3.26%	3.07%	3.03%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.72%	0.19%	1.13%	1.11%
Portfolio Turnover	155.61%	446.89%	571.51%	677.36%	717.54%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

* Per share amounts are calculated using the average shares method.

42

DSS AmericaFirst Income Fund - Class I

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

* Per share amounts are calculated using the average shares method.

43

DSS AmericaFirst Monthly Risk-On Risk-Off Fund

The financial highlights table is intended to help you understand the DSS AmericaFirst Monthly Risk-On Risk-Off Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2024, has been audited by Cohen & Company, Ltd., independent registered public accounting firm to the Fund, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. Prior years ended before June 30, 2023, were audited by the Fund’s prior independent registered public accounting firm.

DSS AmericaFirst Monthly Risk-On Risk-Off Fund - Class A

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

* Per share amounts are calculated using the average shares method.

44

DSS AmericaFirst Monthly Risk-On Risk-Off Fund - Class U

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

* Per share amounts are calculated using the average shares method.

45

DSS AmericaFirst Monthly Risk-On Risk-Off Fund - Class I

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(b) Less than $0.01 per share.

* Per share amounts are calculated using the average shares method.

46

DSS AmericaFirst Alpha Trends Factor Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2024, has been audited by Cohen & Company, Ltd., independent registered public accounting firm to the Fund, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. Prior years ended before June 30, 2023, were audited by the Fund’s prior independent registered public accounting firm.

DSS AmericaFirst Alpha Trends Factor Fund - Class A

(f.k.a. DSS AmericaFirst Large Cap Share Buyback Fund - Class A)

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

(c) Ratio of interest and dividends on securities sold short included were 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method.

47

DSS AmericaFirst Alpha Trends Factor Fund - Class U

(f.k.a. DSS AmericaFirst Large Cap Share Buyback Fund - Class U)

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) Less than $0.01 per share.

(c) Ratio of interest and dividends on securities sold short included were 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method.

48

DSS AmericaFirst Alpha Trends Factor Fund - Class I

(f.k.a. DSS AmericaFirst Large Cap Share Buyback Fund - Class I)

Financial Highlights

Selected data for a share outstanding throughout each year presented.

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(b) Less than $0.01 per share.

(c) Ratio of interest and dividends on securities sold short included were 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method.

49

PRIVACY NOTICE		Rev. Jan 2013
FACTS	WHAT DOES DSS AMERICAFIRST FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

- Social Security number - Purchase History

- Assets - Account Balances

- Retirement Assets - Account Transactions

- Transaction History - Wire Transfer Instructions

- Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons DSS AmericaFirst Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DSS AmericaFirst Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-217-8501

50

Who we are
Who is providing this notice?	DSS AmericaFirst Funds
What we do
How does DSS AmericaFirst Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does DSS AmericaFirst Funds collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ DSS AmericaFirst Funds doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ DSS AmericaFirst Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ DSS AmericaFirst Funds doesn’t jointly market.

51

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information, as may be supplemented from time to time (“SAI”), incorporated into this Prospectus by reference, and contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Each Fund’s annual tailored shareholder reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of each Fund’s latest annual fiscal year end.

Call the Funds at 1-877-217-8501 to request free copies of the SAI, the annual financial statements and semi-annual financial statements (commonly known as an annual report and a semi-annual report), to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.americafirst.fund.

You also may obtain reports and other information about the Funds from the Securities and Exchange Commission (the “SEC”) on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22669

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2024

DSS AmericaFirst Total Return Bond Fund

Class A: DGQAX Class U: DGQUX Class I: DGQIX

DSS AmericaFirst Income Fund

Class A: AFPAX Class U: AFPUX Class I: AFPIX

DSS AmericaFirst Monthly Risk-On Risk-Off Fund

Class A: ABRFX Class U: ABRUX Class I: ABRWX

DSS AmericaFirst Alpha Trends Factor Fund

Class A: SBQAX Class U: SBQUX Class I: SBQIX

Each a series of DSS AmericaFirst Funds

(formerly DSS AmericaFirst Quantitative Funds)

275 Wiregrass Parkway, West Henrietta, NY 14586

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus, as may be supplemented from time to time, of the DSS AmericaFirst Total Return Bond Fund, DSS AmericaFirst Income Fund, DSS AmericaFirst Monthly Risk-On Risk-Off Fund, and DSS AmericaFirst Alpha Trends Factor Fund (each a “Fund” and together the “Funds”) dated November 1, 2024, and as supplemented from time to time (the “Prospectus”) and the Funds’ Annual Report dated June 30, 2024 (“Annual Report”). The Prospectus is incorporated by reference into this SAI. The Funds are a separate series of DSS AmericaFirst Funds (the “Trust”), an open-end management company organized as a Delaware statutory trust. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is hereby incorporated by reference. The Annual Report, Prospectus or the SAI can be obtained upon request and without charge by writing to the above address or calling 877-217-8501.

TABLE OF CONTENTS

The DSS AmericaFirst Funds	1
Investment Restrictions	1
Other Investment Policies	2
Additional Information about Investments and Risks	2
Disclosure of Portfolio Holdings	21
Trustees and Officers	23
Control Persons and Principal Shareholders	26
Code of Ethics	32
Transfer Agent, Fund Accounting Agent and Administrator	32
Custodian	32
Independent Registered Public Accounting Firm	33
Counsel	33
Distributor(s)	33
Proxy Voting Policy	35
Portfolio Transactions	36
Purchase and Redemption of Shares	37
Reduction of Up-Front Sales Charge on Class A and Class U Shares	37
Waivers of Up-Front Sales Charge on Class A and Class U Shares	38
Net Asset Value	38
Tax Information	39
Investments In Foreign Securities	40
Backup Withholding	40
Foreign Shareholders	40
Financial Statements	41
Appendix A	App-1
Appendix B	App-3

THE DSS AMERICAFIRST FUNDS

DSS AmericaFirst Funds (“the Trust”), a Delaware statutory trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust on January 25, 2012. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The DSS AmericaFirst Total Return Bond Fund (the “Bond Fund”), DSS AmericaFirst Income Fund (the “Income Fund”), DSS AmericaFirst Monthly Risk-On Risk-Off Fund (the “Monthly Risk-On Risk-Off Fund”), and DSS AmericaFirst Alpha Trends Factor Fund (the “Alpha Trends Fund”) are each a separate diversified series of the Trust.

The Bond Fund, Income Fund, and Monthly Risk-On Risk-Off Fund previously operated as series of Mutual Fund Series Trust (the “Predecessor Funds”). On January 4, 2013, substantially all of the assets of each of the Predecessor Funds were transferred to the Bond Fund, Income Fund, Monthly Risk-On Risk-Off Fund, respectively, in a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Funds was assumed by the Bond Fund, Income Fund, and Monthly Risk-On Risk-Off Fund, respectively.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers multiple classes of shares: Class A, Class U and Class I Shares. Each share class represents an interest in the same assets of the respective Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. On any matter submitted to a vote of the shareholders, each shareholder shall be entitled to one vote for each dollar (and fractional vote for each fractional dollar) of net asset value standing in such shareholder’s name on the books of each Fund and Class in which such shareholder owns shares which are entitled to vote. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

AmericaFirst Wealth Management, Inc. (the “Advisor” or “advisor”), acts as investment advisor to the Funds.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of a Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of a Fund.

As a matter of fundamental policy, the Funds may not:

(a)        borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

1

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Funds reserve freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(e)        purchase physical commodities or forward contracts relating to physical commodities;

(f)        make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans;

(g)       invest 25% or more of its total assets in a particular industry or group of related industries other than other investment companies. The 25% limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Funds will consider the investments held by other funds in which they invest when determining compliance with the stated concentration policy.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)       The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques; and

(b)       The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with permitted borrowings. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of the Funds, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in

2

addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders. The Funds may also rely upon Rule 12d1-4, which under certain conditions allows them to exceed the 3%, 5%, and 10% described above.

The Funds may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Funds intend to rely on Section 12(d)(1)(G) under the Investment Company Act of 1940 to invest in other investment companies (including registered unit investment trusts) beyond the above-described limits to the extent the other investment companies (including registered unit investment trusts) are members of the same group of investment companies.

Exchange Traded Funds. The Funds may invest in a range of exchange-traded funds (“ETFs”). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor’s 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies” above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

To offset the risk of declining asset prices, the Funds may invest in inverse ETFs. Inverse ETFs are funds designed to rise in price when asset prices are falling. Inverse ETF index funds seek to provide investment results that will match the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).

The Funds may also invest in leveraged ETFs. A leveraged ETF typically uses daily futures contracts to magnify the exposure to a particular index. It does not amplify the annual returns of an index; instead, it follows the daily changes. Using the example of a leveraged fund with a 2:1 ratio, this would mean that each dollar of investor capital used is matched with an additional dollar of invested debt. During a given day, if the underlying index returns 1%, the fund would theoretically return 2%. The 2% return is theoretical, as management fees and transaction costs diminish the full effects of leverage. Leveraged ETFs may also be inverse ETFS.

Under the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, a Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares,

3

Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Fund may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a Fund from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Funds’ investments in Other Investment Companies will be subject to the same 3% Limitation described above. The Funds may also rely upon Rule 12d1-4 to invest in ETFs, which under certain conditions allows the Funds to exceed the 3%, 5%, and 10% described above.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. Each Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

Some closed-end funds are business development companies (“BDCs”). BDCs may carry risks similar development to those of a private equity or venture capital fund. BDCs company risk are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Options on Securities. The Funds may purchase call and put options and write call options and put options. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Also, the Funds may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

4

The purpose of writing covered or uncovered call options is to generate additional premium income for the Funds. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium.” A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. The Funds would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk, but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying held security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed, the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Funds will be able to effect such closing transactions at a favorable price. If the Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Funds may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Funds, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by the Funds for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In order to write a call option, the Funds are required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

5

The Funds may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Funds will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Funds may write put options. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium.” The Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

The Funds may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by the Fund to the seller of the call option is known as the “premium.” If during the period of the option the market price of the underlying security remains at or below the exercise price, the Fund will be able to purchase the security at the lower market price. The profit or loss the Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price the Fund paid for the call option, plus transaction costs.

Stock Index Options. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Funds will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.

Risks of Options on Stock Indexes. The Funds’ purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial

6

losses to the Fund. It is the policy of the Funds to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. The Funds will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. Each Fund is permitted to enter into these transactions: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in the Funds may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds (“ETFs”) or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Funds will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. The Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts. The Advisor, with respect to each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operations. Accordingly, neither the Funds nor the Advisor are subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. The Funds may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the

7

underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. See also “Foreign Investment Risk.”

Bank Obligations. The Funds may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes,

8

however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the advisor acting as agent, for no additional fee, in its capacity as advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

9

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Depositary Receipts. The Funds’ investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Funds to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Funds may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Brady Bonds. The Funds may invest in “Brady Bonds,” which are issued by certain Latin American countries in connection with restructurings of their debt. The Brady Bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds do not have a long payment history and, due to the loan default record for Latin American public and private entities, may be considered speculative investments. They may be collateralized or uncollateralized and are issued in various currencies. They are actively traded in the over-the-counter secondary market for debt of Latin American issuers.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Funds will rely on the other party to consummate the transaction; if the other party fails to do so, the Funds may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

10

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Funds’ ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Funds are not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect the Funds’ ability to sell securities at their fair value. The Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Funds’ assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Funds’ share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain Nationally Recognized Statistical Rating Organizations (NSRSOs) is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Funds must pay each year and, in order to generate cash necessary to pay such dividends, the Funds may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by the Funds only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. The Funds may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Funds’ securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker, or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

11

To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets (the margin requirement for the futures contract), is segregated with the broker and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on the Fund’s ability to hedge or manage risks effectively.

Successful use of futures by the Funds are also subject to the advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. The Funds will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. The Funds may purchase an interest rate futures contract (possibly as a hedge against changes in interest rates). An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. The Funds may purchase and sell stock index futures contracts possibly as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

Also, the Funds may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against the Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

The Funds’ successful use of stock index futures contracts depends upon the advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of the Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

12

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Funds, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships. The Funds may invest in master limited partnerships (“MLPs”). MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters

13

affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to

14

retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Funds would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Funds may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Funds may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

15

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. The Funds may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. The Funds’ valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Funds’ Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which the Funds may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. These transactions permit the Funds to earn income for periods as short as overnight. The Funds could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Funds will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a

16

reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Borrowing. The Funds are permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases investment opportunity and a Fund’s ability to achieve greater returns. However, it also increases investment risk. Because a Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed (or floating), during times of borrowing, a Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the investments made with borrowed funds. Also, during times of borrowing under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Funds may also borrow for temporary liquidity purposes, such as to meet redemptions, rather than to leverage its investment portfolio.

Loans of Portfolio Securities. The Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Funds may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

17

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in “private activity” bonds. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Unit Investment Trusts. A unit investment trust, commonly referred to as a UIT, is one of three basic types of investment companies. The other two types are mutual funds and closed-end funds. A unit investment trust is a registered investment company that buys and holds a generally fixed portfolio of stocks, bonds, or other securities. “Units” in the trust are sold to investors (unitholders) who receive a share of principal and dividends (or interest). A UIT has a stated date for termination that varies according to the investments held in its portfolio. A UIT investing in long-term bonds may remain outstanding for 20 to 30 years. UITs that invest in stocks may seek to capture capital appreciation over a period of a year or a few years. When these trusts are dissolved, proceeds from the securities are either paid to unitholders or reinvested in another trust. A UIT does not actively trade its investment portfolio. That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or

18

bonds), and holds them with little or no change for the life of the UIT. Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

There are two main types of UITs, fixed-income and equity, although a variety of UITs within those two categories are available to meet almost any investment objectives and level of risk tolerance. UITs invest in a wide range of securities, including municipal and corporate bonds, U.S. government securities, common or preferred stock (domestic and international), mortgage-backed securities, and international bonds.

Investors who choose fixed-income UITs typically receive regular income, usually monthly. In contrast, investors holding bonds directly receive interest semiannually or even annually. Investors who choose equity UITs may receive dividend income monthly, quarterly, or semiannually, or simply reap any long-term capital appreciation the trust may accrue following its dissolution. (Of course, a UIT, like any investment, may potentially lose money as well.)

Although many investors purchase units with the intention of holding them until the trust terminates, UIT investors may sell their units at any time. Even in the absence of a secondary market for UITs, trusts are required by law to redeem (buy back) outstanding units at their net asset value (NAV), which is based upon the current market value of the underlying securities. The NAV may be more or less than the price the investor paid initially.

Generally, unitholders must pay income taxes on the interest, dividends, and/or capital gains distributed to them, although in retirement accounts such as IRAs taxes are deferred until distributions are taken from the account. UITs provide IRS Form 1099 to their unitholders annually to summarize the trust’s distributions. Also, when an investor sells units, he or she will realize either a taxable gain or a loss that should be reported on income tax returns. Certain UITs provide income that is free from federal and/or state taxation.

Private Investment Funds. The Funds may invest in privately-offered investment funds that are exempt from registration under the Securities Act of 1993 and are typically excluded from the definition of investment company under the Investment Company Act of 1940 (“1940 Act”). These private investment funds are commonly referred to as private funds, private equity funds, PE funds, or VC funds. Additionally, these private investment funds are generally available only to accredited investors, such as the Funds and other institutional investors. The Funds may invest in primary offering as well as secondary offerings.

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds are used by private equity investors to acquire private and public companies, as well as divisions of larger companies. Private equity specialists seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Private equity investments held by private investment funds may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the private investment fund. The private investment fund’s investments are usually realized, or “exited” after a four to seven year holding period through a private sale, an initial public offering (“IPO”) or a recapitalization. Proceeds of such exits are then distributed to the private investment fund’s investors. The private investment funds themselves typically have a term of seven to twelve years.

Venture Capital, Growth Capital, Special Situations, and Buyouts

Different private equity strategies may refer to “financing stages” (stage of development) and may have distinct risk, return and correlation characteristics, and play different roles within a private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: venture capital, growth capital, special situations, and buyouts. These categories may be further subdivided based on the investment strategies that are employed. The Funds intend to invest primarily in venture capital.

Venture Capital. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

19

Growth Capital. These typically involve minority investments in established companies with strong growth characteristics. Companies that receive growth capital typically have established customers and mature business models.

Special Situations. These typically involve a broad range of investments including mezzanine, distressed debt, energy/utility investing and turnarounds may be classified as special situations.

Buyouts. These typically involve control investments in established, cash flow positive companies and are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

Valuation

The private investment funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices. Therefore, the private investment funds also do not have readily ascertainable market prices. Procedures, approved by the Board, provide that valuations for private investment funds will be determined based primarily on valuations provided by private investment fund managers, provided that such values will be adjusted for any other relevant information, if any, available at the daily time a Fund values its portfolio holdings. Such relevant information may include capital activity, information regarding any impairments or changes from the private investment fund manager, and material events occurring between the reference dates of the private investment fund manager’s valuations and the relevant valuation date for a Fund. Generally, private investment fund managers typically provide valuations on a quarterly, or less frequent, basis whereas the Fund must consider valuations on an ongoing daily basis using its valuation methodology. However, while any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, a Fund will not be able to confirm with certainty the accuracy of a private investment fund manager’s valuations until the Fund receives the private investment fund’s audited annual financial statements and, as with all models, any imperfections, errors, or limitations in the pricing model could affect the ability of the Fund to accurately value private investment fund assets on a monthly basis.

Primary Investments. Primary investments (primaries) are interests or investments in newly-established private investment funds. Most private investment fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular private investment funds, strong relationships with leading fund sponsors are highly important for primary investors. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Primary investments typically exhibit “J-curve” performance, in which their net asset value typically declines moderately during the early years of the private investment fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As a private investment fund matures and as portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all primary investments made by a Fund will exhibit this pattern of investment returns. Primary investments are usually five to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

Selection of Private Investment Funds

The advisor uses various resources to identify and source the availability of promising private investment funds. The advisor’s diligence process focuses on risk management, investment and operational diligence. The advisor will select investment strategies and private investment funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the advisor’s analysis of actual and projected cash flows and past performance of a private investment fund during various time periods and market cycles; and the private investment fund manager’s reputation, experience, expertise, and adherence to investment philosophy. After making an investment in a private investment fund, and as part of its ongoing diligence process, the advisor will seek to: track operating information and other pertinent details; participate in any periodic conference calls with a private investment fund’s manager and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are also considered.

Secondary Investments. Secondary investments (secondaries) are interests in existing private investment funds that are acquired in privately negotiated transactions, typically after the end of the private investment fund’s fundraising period. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit the downside of a J-curve pattern expected of primaries in their early stages. There can be no assurance, however, that any or all secondary investments made by a Fund will exhibit this pattern of investment development.

20

Risks

A Fund’s performance depends upon the performance of the private investment funds’ managers and selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers and the advisor’s ability to select managers and strategies and effectively allocate Fund assets among the private investment funds. A Fund’s investment portfolio may consist of private investment funds that hold securities issued primarily by privately-held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses. The securities in which a private investment fund manager may invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made. A manager’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market. Fund investors will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or other fees and expenses at the private investment funds level. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

A Fund’s investments in private investment funds, and many of the investments held by the private investment funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the advisor nor the Board of Trustees will be able to confirm independently the accuracy of the managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that private investment funds generally provide valuations only on a quarterly basis or less-frequent basis. While such information is provided on a quarterly or less-frequent basis, the Funds will provide valuations, and will issue shares, on a daily basis.

Private investment funds will not be registered as investment companies under the 1940 Act, and, therefore, a Fund and its investors, as investors in such private investment funds, may not avail themselves of 1940 Act protections. Other than as provided in a private funds operating or investment agreement, investors such as a Fund will have no right to receive information about the private investment funds or managers, and will typically have no recourse against private investment funds or their managers. Each Fund intends to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”) but may be subject to income tax liability if it fails to qualify or otherwise fails to obtain treatment as a RIC by failing to satisfy the distribution requirement. A Fund is subject to the risk that private investment funds may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code.

The Funds intend to hold interests in the private investment funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any private investment fund within the meaning of the 1940 Act and (ii) being subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, a Fund would be limited to owning less than 5% of the voting securities of each private investment fund. This limitation on owning voting securities is intended to ensure that a private investment fund is not deemed an “affiliated person”, which may, among other things, potentially impose limits on transactions with the private investment fund, both by a Fund and other clients of the advisor. Where only voting securities are available for purchase, a Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. A Fund may irrevocably waive its rights (if any) to vote its interest in a private investment fund. A Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that a Fund contractually foregoes the right to vote private investment fund securities, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a private investment fund would be diminished, which may consequently adversely affect the Fund and its Investors. The waiver arrangement should benefit a Fund, as it will enable the Fund to acquire more interests of a private investment fund that the Advisor believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the private investment fund within the meaning of the 1940 Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds’ advisor, principal underwriters, or affiliated persons of the Funds, advisor or principal underwriters.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Funds (“Holdings Information”). Holdings Information will be disclosed to selected third parties only when a Fund has a legitimate business

21

purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality (including a duty not to trade based on the non-public information). Under this Policy, the receipt of compensation by a Fund, the advisor or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the advisor and/or the Fund that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the advisor’s fiduciary duties, and the advisor’s and Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the advisor, and their agents are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material Portfolio Holdings information;
•	Ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
•	Adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of Portfolio Holdings for the Funds by the Advisor and the Funds:

SEC Filings. The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-PORT within 60 days of the end of the first and third quarter end of the Funds’ fiscal year on the Form N-CSR on the second and fourth quarter of the Funds’ fiscal year. The N-PORT report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (e.g., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. The ruling requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of a Fund’s net asset value. This change is intended to provide a more concise and investor-friendly presentation of the allocation of the Fund’s investments across asset classes.

Service Providers. Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis, with no lag time, to the Advisor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The advisor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Funds may also release portfolio information on an as needed basis, with varying lag times, to other third parties providing services to the Funds. The Funds disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Funds disclose portfolio holdings to Morningstar, Inc. for the purpose of providing fund evaluation services. Portfolio holdings are provided as of the last business day of each month and transmitted to Morningstar, Inc. with a one to three business day delay. These portfolio disclosures are available to the public at no charge by visiting https://www.morningstar.com/ and entering a Fund’s ticker symbol (e.g. DGQAX) in the rounded box near the top center of the page just below “MORNINGSTAR” and then clicking on the “Portfolio” tab and then clicking on “Holdings.” Portfolio holdings are also available by calling toll-free 1-877-217-8501 once they are posted by Morningstar, Inc. The information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time, with no lag time, and information may be given to proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors at intervals and lag times which will vary.

Other Disclosure. The advisor and the Funds currently do not disclose Holdings Information except as noted above. The CCO may authorize providing non-public Holdings Information of a Fund that is current as of thirty business days after the month-end to third-party rating and ranking organizations (each a “Recipient”) for use in connection with their rating or ranking of the Fund. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about a Fund’s trading strategies or pending transactions.

The CCO may approve the distribution in an electronic format of non-public Holdings Information posted on the public Internet site of the Company to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

22

Occasions may arise where the advisor, the Funds or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering making non-public Holdings Information, the Designated Person will disclose the conflict to the CCO. If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Fund and will not adversely affect the shareholders or the Fund, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of the Fund for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Funds and the Advisor will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information. The Board of Trustees exercises oversight of the disclosure of Portfolio Holdings by reviewing quarterly reports presented by the Funds’ CCO regarding violations of the Funds’ policies, exceptions to the policies, and new arrangements for disclosing Portfolio Holdings.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive.

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Audit Committee consists of the Independent Trustees of the Trust. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2021, the Audit Committee met four times.

The Board members were selected to serve as such because of their relevant past experience. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Dr. Prabir Datta, Ph.D. possesses what the Board feels are unique experiences, qualifications, and skills valuable to the Trust. Dr. Datta has held senior investment management roles at Constellation Capital Management LLC, Capital Guidance, and Lazard Asset Management LLC. Additionally, prior to these experiences he was Managing Director of Global Risk Management for GE Capital and had held positions in risk management and in emerging markets debt trading at J.P. Morgan. Dr. Datta holds a Ph.D. in Finance from the University of Illinois, an M.B.A. in Finance from the Indian Institute of Management, as well as a Bachelor’s degree in Mechanical Engineering from the Birla Institute of Technology and Science. Overall, he possesses a strong understanding of the regulatory framework that surrounds investment management based on his years of prior service to SEC-registered investment advisers. The Board believes Dr. Datta's experience and expertise in investment management and risk management in various sectors of investment management and operations will add depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Darryl T. Robinson possesses what the Board feels are unique skills, qualifications and experiences valuable to the Trust. Mr. Robinson presently serves as a Managing Principal of NewQuest Crosswell, a privately-held, Houston-based real estate investment firm that develops, manages, and invests in real property throughout major markets in the United States. Previously, he was co-founding partner and President of the Trillium Group, a Houston-based retail development company with a focus towards

23

single tenant build to suit development throughout Texas. Prior to Trillium, he co-founded and served as President of Oak Hill Advisors a South Florida investment company focusing on the acquisition of value-oriented real estate opportunities. He holds a Bachelor of Science in Business Administration from the University of Alabama where he specialized in Real Estate Finance. Overall, he possesses a strong understanding of regulatory frameworks that surrounds real estate investment management based on his years of prior service with real estate investment funds. The Board believes Mr. Robinson’s experience and expertise in real estate investment management, risk management, and operations will add further depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Mark A. Gronet possesses what the Board feels are unique qualifications, experiences and skills valuable to the Trust. While presently retired, Mr. Gronet possess decades of experience in the investment brokerage business. Most recently he served as a securities trader for Oppenheimer & Co. Inc., a broker-dealer. Prior to that, he served as Managing Director of Institutional sales for H.C. Wainwright & Co., LLC as well as The Buckingham Research Group, Inc., each a broker-dealer. Additionally, he has held broker-dealer related FINRA series 7, 63, and 24 licenses. He holds a Bachelor’s degree in Business Economics, Finance and Financial Management Services from The College of New Jersey. The Board believes Mr. Gronet's experience and expertise in the highly-regulated broker-dealer industry as well as his experience in financial management and research, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below. Unless otherwise noted, the address for each Trustee and officer is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003.

DISINTERESTED TRUSTEES

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Dr. Prabir Datta, Ph.D. Year of Birth: 1956	Trustee, August 2024 to present	Retired since 2016.	4	None
Darryl T. Robinson Year of Birth: 1967	Trustee, August 2024 to present	Managing Principal of NewQuest Crosswell, February 2013 to Present.	4	None
Mark A. Gronet Year of Birth: 1954	Trustee, August 2024 to present	Retired since January 2019.	4	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the four Funds in the Trust.

OFFICERS

Name, Address* and Year of Birth	Position(s) Held with DSS AmericaFirst Funds Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years
Jason Grady Year of Birth: 1973	President, Chief Executive Officer, and Principal Executive Officer, September 2024 to present.	Interim CEO of DSS, Inc. (holding company for data services, paper services, medical services, and financial services companies), August 2024 to present; Chief Operating Officer of DSS, Inc., May 2019 to present.
24

James Monaghan Year of Birth: 1963	Chief Compliance Officer, September 2024 to present.	Chief Operating Officer and Chief Compliance Officer, AmericaFirst Wealth Management, Inc., August 2023 to present. Account Manager, Bloomberg, L.P. (financial data services firm), February 2022 to August 2023, Head of Trading and Operations, AIG SunAmerica Asset Management (insurance and financial services firm), August 1994 to August 2021.
Daniel Lew Year of Birth: 1963	Vice President, September 2024 to present.	Chief Investment Officer and Portfolio Manager, AmericaFirst Wealth Management, Inc., May 2023 to present. Executive Vice President of Strategic Alliances at Secured Communications, Inc., August 2020 to May 2023 and Senior Advisor, June 2020 to August 2020. Advisor to Molon Labe Designs (aviation and aerospace component manufacturing), January 2018 to May 2023.
Umberto Anastasi Year of Birth: 1974	Treasurer – August 2017 to present	From 1999 to present, Vice President, Mutual Shareholder Services LLC
Brandon Pokersnik Year of Birth: 1978	Secretary – August 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012

* The address for each officer is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

Compensation of the Board of Trustees

Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds, were paid a fee of $6,000 per year through September 30, 2023; and effective October 1, 2023, these Trustees are paid $3,000 per Trustee per Board meeting and $1,500 per Audit Committee member per Audit Committee meeting. The table below details the amount of compensation paid to the former Trustees from the Trust for the fiscal year ended June 30, 2024. The Trust does not have a bonus, profit sharing, pension, or retirement plan.

Name	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation Paid to Trustees
David S. Friedensohn	$11,423	None	None	$11,423
Monica S. Himes	$11,423	None	None	$11,423
Allan R. Siegel	$11,423	None	None	$11,423

As of June 30, 2024, the Independent Trustees and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s investment adviser or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in each Fund as of December 31, 2023.

Name	Bond Fund	Income Fund	Monthly Risk-On Risk-Off Fund	Alpha Trends Factor Fund	Aggregate Dollar Range of Equity Securities in Funds of the Trust
Dr. Prabir Datta	None	None	None	None	None
Darryl T. Robinson	None	None	None	None	None
Mark A. Gronet	None	None	None	None	None

25

As of October 15, 2024, the Trustees and officers, owned less than 1.00% of the outstanding shares of each of the Funds of the Trust.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the advisor. Persons owning more than 25% of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund or a class of shares of a fund.

Bond Fund

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Bond Fund Class A shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
Pershing LLC P. O. Box 2052 Jersey City, NJ 07339	40.01%
LPL Financial PO BOX 509046 San Diego, CA 92121	17.72%
Stifel Nicolaus & Co. Inc. 501 N. Broadway St. Louis, MO 63102	8.09%
American Enterprise Inv. Svcs. 707 2nd Ave. South Minneapolis, MN 55402	7.96%
Constellation Trust Company 270 Main St. Unit 30 North Reading, MA 01864	5.66%
NFS LLC 200 Liberty Street New York, NY 10281	8.34%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Bond Fund Class U shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
Stifel Nicolaus & Co. Inc. 501 N. Broadway St. Louis, MO 63102	63.75%
American Enterprise Inv. Svcs. 707 2nd Ave. South Minneapolis, MN 55402	6.06%
Ameriprise Advisor Services, Inc. 719 Griswold St, STE 1700 Detroit, NY 48226	8.96%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Bond Fund Class I shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

26

Name and Address	% of Class
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	39.34%
LPL Financial PO BOX 509046 San Diego, CA 92121	27.26%
National Financial Services, LLC 200 Liberty St. New York, NY 10281	27.74%

Income Fund

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Fund Class A shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
LPL Financial PO BOX 509046 San Diego, CA 92121	67.71%
National Financial Services, LLC 200 Liberty St. New York, NY 10281	20.72%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.78%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Fund Class U shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
National Financial Services, LLC 200 Liberty St. New York, NY 10281	23.16%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.62%
LPL Financial PO BOX 509046 San Diego, CA 92121	56.61%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Income Fund Class I shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
LPL Financial PO BOX 509046 San Diego, CA 92121	93.36%

Monthly Risk-On Risk-Off Fund

Shareholders known by the Trust to own beneficially (B) or of record 5% or more of the outstanding shares of the Monthly Risk-On Risk-Off Fund Class A shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

27

Name and Address	% of Class
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	31.28%
Stifel Nicolaus & Co. Inc. 501 N. Broadway St. Louis, MO 63102	9.96%
LPL Financial PO BOX 509046 San Diego, CA 92121	13.69%
National Financial Services, LLC 200 Liberty St. New York, NY 10281	6.02%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	8.43%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Monthly Risk-On Risk-Off Fund Class U shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	29.10%
LPL Financial PO BOX 509046 San Diego, CA 92121	13.07%
American Enterprise Inv. Svcs. 707 2nd Ave. South Minneapolis, MN 55402	7.08%
Ameriprise Advisor Services, Inc. 719 Griswold St, STE 1700 Detroit, NY 48226	6.97%
National Financial Services, LLC 200 Liberty St. New York, NY 10281	12.77%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Monthly Risk-On Risk-Off Fund Class I shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	75.32%
LPL Financial PO BOX 509046 San Diego, CA 92121	9.57%

Alpha Trends Fund

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Alpha Trends Fund Class A shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

28

Name and Address	% of Class
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	39.74%
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	21.59%
D.A. Davidson & Co., Inc. PO BOX 5015 Great Falls, WA 59403	18.99%
National Financial Services, LLC 200 Liberty St. New York, NY 10281	9.73%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Alpha Trends Fund Class U shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
COR Clearing 1200 Landmark Center, Ste. 800 Omaha, NE 68102	89.79%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.21%

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Alpha Trends Fund Class I shares as of October 15, 2024 and the percentage of the outstanding shares owned on that date are listed below:

Name and Address	% of Class
National Financial Services, LLC 200 Liberty St. New York, NY 10281	7.09%
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	30.99%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	59.16%

ADVISOR

AmericaFirst Wealth Management, Inc. (f.k.a DSS Wealth Management, Inc.) (the “Advisor”), a Texas corporation located at 275 Wiregrass Parkway, West Henrietta, NY 14586, serves as advisor to the Funds. The Advisor was formed in 2021 and has no prior experience in advising investment accounts or a mutual fund. Management of the Funds is currently its primary business.

Under the terms of a management agreement (the “Management Agreement”), the Advisor is responsible for formulating each Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions. The Management Agreement provides that the Advisor will provide the Funds with investment advice and supervision and will continuously furnish an investment program for the Funds consistent with the investment objectives and policies of each Fund. The Management Agreement requires the Advisor to provide a complete program of investment for the respective Funds including determining from time to time which securities or other investments shall be purchased, sold or exchanged; assisting the Trust in supervising and overseeing all custody, transfer agency, dividend disbursing, legal accounting and administrative services by third parties that have contracted with the Trust to provide such services. It is the responsibility of the Advisor to make investment decisions for the Funds and to provide continuous supervision of the investment portfolios of the Funds. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses. The Management Agreement provides that it will continue in force for an initial period of two years, and then from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the respective Fund. The Management Agreement automatically terminates on assignment, and

29

it is terminable upon 60 days’ prior written notice by (i) the Advisor given to the respective Fund or (ii) the respective Fund given to the Advisor. The Management Agreement provides that the Advisor shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The following table describes (i) the contractual advisory fee as a percentage of the daily net assets of each Fund and the expense limitation for each Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees (except for the Bond Fund); (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) through October 31, 2025 as shown below:

	Contractual Management Fee	Class A	Class U	Class I
Bond Fund	0.50%	0.59%	0.59%	0.59%
Income Fund	1.25%	2.20%	2.70%	2.08%
Monthly Risk-On Risk-Off Fund	1.00%	2.45%	2.95%	2.56%
Alpha Trends	1.25%	1.75%	2.50%	1.52%

This agreement may be terminated by the Fund’s Board of Trustees on written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment. Any recoupment is subject to adjustment for changes in excluded costs subsequent to the year under consideration for recoupment.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to the Funds, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party.

From the commencement of the provision of advisory services to the Funds commencing October 1, 2021, through June 30, 2022, the Adviser earned the following fees.

Fund Name	Management Fees Earned	Management Fees Waived and/or Expenses Reimbursed
Monthly Risk-On Risk-Off Fund	$60,137	$30,046
Income Fund	$101,604	$65,074
Bond Fund	$23,909	$55,287
Alpha Trends Fund	$44,098	$59,532

From July 1, 2022, through June 30, 2023, the Adviser earned the following fees.

Fund Name	Management Fees Earned	Management Fees Waived and/or Expenses Reimbursed
Monthly Risk-On Risk-Off Fund	$61,562	$60,682
30

Income Fund	$251,480	$73,549
Bond Fund	$24,482	$80,023
Alpha Trends Fund	$46,888	$84,837

From July 1, 2023 through June 30, 2024, the Adviser earned the following fees.

Fund Name	Management Fees Earned	Management Fees Waived and/or Expenses Reimbursed
Monthly Risk-On Risk-Off Fund	$48,401	$57,133
Income Fund	$250,435	$122,665
Bond Fund	$16,064	$78,773
Alpha Trends Fund	$30,954	$82,481

Portfolio Manager

Daniel Lew, CFA® is the portfolio manager responsible for the day-to-day management of the Funds. Mr. Lew’s compensation from the Advisor is based on a salary and discretionary bonus.

As of June 30, 2024, Mr. Lew was responsible for managing the following types of accounts other than the Funds:

Daniel Lew	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of equity securities in the Funds beneficially owned by Mr. Lew as of June 30, 2024:

Fund Name	Dollar Range of Equity Securities in the Funds
Monthly Risk-On Risk-Off Fund	None
Income Fund	None
Bond Fund	None
Alpha Trends Fund	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, a portfolio manager who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Funds, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for
31

another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, he may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.
•	Although the portfolio manager generally does not trade securities in this own personal account, the Funds have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent (“Transfer Agent”) for the Funds. MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00) for these transfer agency services.

In addition, MSS provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant (“Fund Accounting Agent”), MSS receives an annual fee from the Trust based on the average value of the Funds. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, from $150 million to $200 million in assets the annual fee is $59,250, from $200 million to $300 million in assets the annual fee is $59,250 plus .01% on assets greater than $200 million, and for assets above $300 million the annual fee is $69,250 plus .005% on assets greater than $300 million. The Trust will receive a discount ranging from 10% to 50% depending on the net assets of each Fund until the Trust reaches $10 million in assets. Empirical Administration, LLC, an affiliate of MSS, also provides asset and income diversification testing, preparation of board materials and meeting minutes for an additional $500 per month for one fund plus $100 per month per fund for each Fund over one ($1,000 per month on a Trust-wide basis). The table below provides information about the fees paid by the Funds to MSS and Empirical Administration, LLC for the fiscal period indicated:

	Monthly Risk-On Risk-Off Fund	Income Fund	Bond Fund	Alpha Trends Fund
Fiscal year ended June 30, 2022	$34,716	$38,419	$21,431	$24,786
Fiscal year ended June 30, 2023	$27,868	$40,292	$20,345	$23,783
Fiscal year ended June 30, 2024	$24,966	$43,767	$23,948	$24,349

32

CUSTODIAN

Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio, 45263, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent registered public accounting firm, and semiannual unaudited financial statements of the Funds. The independent registered public accounting firm will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust’s legal counsel

DISTRIBUTOR

Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 300, Broadview Heights, OH 44147 (a “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust, commencing on or about November 7, 2018, pursuant to an agreement for distribution services with the Trust (an “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Funds’ shares, will use best efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of each Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.

The Distributor receives the portion of the sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

12b-1 Plans

The Funds have adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the Funds in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Funds’ Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”). Under the Funds’ Plan related to the Class U Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class U Shares (the “Class U 12b-1 Fee”). The Class A 12b-1 Fee, and Class U 12b-1 Fee are collectively referred to as the “12b-1 Fee”). The Plans are compensation style plans, which means the 12b-1 payments are made regardless of the cost of providing related services. Payments are deemed to be made to the Distributor. The Distributor then disperses the 12b-1 monies to broker dealers, Service Organizations, and other as described below. The Advisor is deemed to indirectly benefit from the Plans to the extent they increase the Funds’ assets because the advisory fee is based on net assets.

Each 12b-1 Fee may be used to pay a fee on a quarterly or other periodic basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers

33

that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

The Funds’ Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Funds’ Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of a Fund. Any amendment to a Plan to increase materially the amount a Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to the Funds’ Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Funds. Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor may make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts incurred by the applicable share classes of each Fund, under the Plans for the fiscal year ended June 30, 2024:

Fund	Class A Shares	Class U Shares
Monthly Risk-On Risk-Off Fund	$2,541	$13,145
Income Fund	$8,383	$11,663
Bond Fund	$1,121	$3,790
Alpha Trends Fund	$3,027	$2,142

The table below states the principal types of activities for which the Funds made payments under the Plans for the fiscal year ended June 30, 2023:

	Monthly Risk-On Risk-Off Fund	Income Fund	Bond Fund	Alpha Trends Fund
Advertising & Sales Literature	$0	$0	$0	$0
Printing & Mailing of Prospectuses	$0	$0	$0	$0
Compensation to Underwriters	$3,567	$3,567	$3,869	$3,353
Compensation to Broker Dealers	$14,298	$18,992	$1,094	$2,082
Compensation to Sales Personnel	$0	$0	$0	$0
Interest, Carrying or other Financial Charges	$0	$0	$0	$0
Other	$0	$0	$0	$0

The tables below state the gross and retained commissions (load) by the principal underwriter (Distributor) for the last three fiscal years. However, the Distributor may use all or a portion of the retained commission to further promote sales of Fund shares by making marketing related payments to various parties.

Fiscal Year Ended June 30, 2024

Fund	Bond Fund	Income Fund	Monthly Risk-On Risk-Off Fund	Alpha Trends Funbd
34

Gross Underwriting Commissions	$0	$28,381	$342	$0
Retained Underwriting Commissions	$0	$0	$0	$0

Fiscal Year Ended June 30, 2023

Fund	Bond Fund	Income Fund	Monthly Risk-On Risk-Off Fund	Alpha Trends Funbd
Gross Underwriting Commissions	$0	$23,784.08	$30.88	$62.77
Retained Underwriting Commissions	$0	$0	$0	$0

Fiscal Year Ended June 30, 2022

Fund	Bond Fund	Income Fund	Monthly Risk-On Risk-Off Fund	Alpha Trends Funbd
Gross Underwriting Commissions	$675.00	$96,947.79	$189.00	$9,811.62
Retained Underwriting Commissions	$75.00	$13,921.05	$20.79	$1,037.30

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Advisor. The Advisor may delegate such proxy voting to a third-party proxy voting service provider. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Advisor has developed a detailed proxy voting policy that has been approved by the Board of Trustees.

The Advisor’s policies and procedures state that the Advisor generally relies on the individual portfolio manager to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

•	electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;
•	approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;
•	providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;
•	corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally support the ability of shareholders to cumulate their votes for the election of directors; and
•	shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.
35

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 877-217-8501, on the SEC’s Internet site at www.sec.gov, or by visiting https://americafirst.fund/regulatory-documents. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 877-217-8501 and will be sent within three business days of receipt of a request.

The Advisor’s Proxy Voting Policies are attached hereto as Appendix B.

Portfolio Turnover

Turnover rates are primarily a function of a Fund’s response to market conditions. The portfolio turnover rates for the Funds during the last two fiscal years ended June 30 are as follows (rounded to whole percent):

	Monthly Risk-On Risk-Off Fund	Income Fund	Bond Fund	Alpha Trends Fund
June 30, 2023	326.36%	446.89%	500.70%	226.73%
June 30, 2024	290.73%	155.61%	117.53%	76.48%

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Funds on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Funds to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Funds. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

During the fiscal year ended June 30, 2022, the Advisor allocated a portion of brokerage trades to J.P. Morgan Securities LLC, in part, because of research services indirectly provided by J.P. Morgan Securities LLC. During the fiscal year ended June 30, 2022, J.P. Morgan Securities LLC received $2,634 in total brokerage commissions on a dollar volume of trades of $349,330. During the fiscal year ended June 30, 2022, the Advisor allocated a portion of brokerage trades to Gar Wood Securities, LLC, in part, because of research services indirectly provided by Gar Wood Securities, LLC. During the fiscal year ended June 30, 2022, Gar Wood Securities, LLC received $86,250 in total brokerage commissions on a dollar volume of trades of $321,766,079. During the fiscal year ended June 30, 2023, the Advisor allocated a portion of brokerage trades to Gar Wood Securities, LLC, in part, because of research services indirectly provided by Gar Wood Securities, LLC. During the fiscal year ended June 30, 2023, Gar Wood Securities, LLC received $85,267 in total brokerage commissions on a dollar volume of trades of $237,489,079. During the fiscal year ended June 30, 2024, the Advisor allocated a portion of brokerage trades to Gar Wood Securities, LLC; DA Davidson; JonesTrading; and Stifel Nicolaus , in part, because of research services directly or indirectly provided. During the fiscal year ended June 30, 2024, Gar Wood Securities, LLC received $45,608 in total brokerage commissions on a dollar volume of trades of $64,617,556; DA Davidson received $2,973 in total brokerage commissions on a dollar volume of trades of $4,526,579; JonesTrading

36

received $5,005 in total brokerage commissions on a dollar volume of trades of $4,655,446; and Stifel Nicolaus received $11,074 in total brokerage commissions on a dollar volume of trades of $23,621,399.

Research provided by brokers may be used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Funds. The Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor will not be reduced as a consequence of the Advisor’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day. The Funds will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor or its affiliates.

The table below provides information about the broker commissions paid by the Funds for the last three fiscal years or periods:

	Monthly Risk-On Risk-Off Fund	Income Fund	Bond Fund	Alpha Trends Fund
June 30, 2024	$30,984	$32,057	$979	$731
June 30, 2023	$15,577	$59,726	$6,526	$3,439
June 30, 2022	$26,291	$31,351	$27,609	$7,311

Differences in commission paid, over time are primarily the result of changes in portfolio turnover and Fund size.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Funds’ Distributor or from the Fund directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A, and Class U shares as described below. Each Fund assesses a 1% redemption fee for short-term trading of shares sold within 90 days of purchase.

Reduction of Up-Front Sales Charge on Class A and class u Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A and Class U shares immediately by stating his or her intention to invest in Class A or Class U shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A and Class U Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A or Class U shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A or Class U shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A or Class U shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the

37

restriction on the shares will be removed. In addition, if the total purchases of Class A or Class U shares exceed the amount specified and qualify for a further quantity discount, the Fund will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A or Class U shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A or Class U restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor’s current purchase of Class A or Class U shares in the Funds; and
(b)	The net asset value (at the close of business on the previous day) of the Class A or Class U shares of the Funds held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A or Class U shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A and Class U shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A or Class U shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed prior to 12 months after purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A and class u Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A or Class U shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Funds with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

NET ASSET VALUE

For the Funds, net asset value (“NAV”) per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of the Funds is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

38

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund’s Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Funds have qualified, and intend to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”); except for the Monthly Risk-On Risk-Off Fund for the tax year ended June 30, 2020. This Fund was taxed as a “C” corporation, but intents to re-qualify as a RIC for the current and future tax years. This Fund did not qualify as a RIC under Subchapter M of the Code because it did not meet certain quarterly diversification tests. Accordingly, the Fund is treated as a “C” corporation for the fiscal year ended June 30, 2020. As a “C” corporation, the Fund was subject to federal income taxes on any taxable income for the fiscal year. However, the Fund had no net taxable income for the fiscal year and consequently did not incur any tax liability. The Fund expects to meet qualifications and plans to be taxed as a RIC in future years. Qualification generally will relieve the Funds of liability for federal income taxes. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Funds’ net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At June 30, 2024, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Bond Fund	$9,707,886	$538,348	$10,246,270
Income Fund	$11,500,251	$404,352	$11,904,603
Monthly Risk-On Risk-Off Fund	$10,337,672	$2,224,770	$12,562,442
Alpha Trends Fund	$76,351	$0	$76,351
39

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Funds’ income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Funds may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be

40

subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by a Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2024 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report for the fiscal year ended June 30, 2024, have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Prior annual reports before fiscal years ended June 30, 2023, where audited by the Funds’ previous independent registered public accounting firm. Copies of the Annual Report may be obtained at no charge by writing to the address listed on the front of the SAI or by calling 877-217-8501.

41

APPENDIX A-DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

App. - 1

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

App. - 2

APPENDIX B

AMERICAFIRST WEALTH MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore, we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.

App. - 3

Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

App. - 4